                                                              Exhibit 99.906Cert

   CERTIFICATION PURSUANT TO RULE 30a-2(a) UNDER THE 1940 ACT AND SECTION 906
                            OF THE SARBANES-OXLEY ACT

I, Garrett R. Van Wagoner, Chief Executive Officer & Chief Financial Officer of Van Wagoner Funds, Inc. (the "Registrant"), certify that:

       1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

       2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  August 30, 2004                  /s/ Garrett R. Van Wagoner
     ---------------------              -------------------------------
                                        Garrett R. Van Wagoner,
                                        Chief Executive Officer &
                                        Chief Financial Officer
                                        (principal executive officer &
                                        principal financial officer)